EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter J. Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Amendment No. 1 to the quarterly report of Prestige Brands International, LLC on Form 10-Q/A for the period ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that information contained in such quarterly report fairly presents in all material respects the financial condition and results of operations of Prestige Brands International, LLC.

Date: January 12, 2006	/s/ Peter J. Anderson
Name: Peter J. Anderson
Title: Chief Financial Officer